SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant

[ ] Check the appropriate box:

[ ] Preliminary Proxy Statement (Amended)

[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2)

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12


                                 FILMWORLD, INC.
                                 ---------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2.       Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.       Proposed maximum aggregate value of transaction:

         5. Total fee paid:[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:

         2.       Form, Schedule or Registration Statement No.:

         3.       Filing Party:

         4.       Date Filed.

                                 FILMWORLD, INC.
                              1650 Meadow Wood Lane
                               Reno, Nevada 89502
--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Monday, April 9, 2001

--------------------------------------------------------------------------------

TO:      The Stockholders of FilmWorld, Inc.

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of FilmWorld, Inc., a Nevada corporation (the "Company"), will be held at:

TIME:. . . . . . . . .                      10:00 a.m., Pacific Standard Time,
                                            on Monday, April 9, 2001.

PLACE. . . . . . . . .                      1650 Meadow Wood Lane, Reno, Nevada

ITEMS OF BUSINESS. . .              (1)     To approve a merger of the Company's
                                            subsidiary,  SulphCo, Inc., into the
                                            Company   with  a   change   in  the
                                            Company's name from FilmWorld,  Inc.
                                            to SulphCo, Inc.

                                    (2)     To  elect  five (5)  members  of the
                                            Board of  Directors to serve for one
                                            (1) year, or until their  successors
                                            are duly elected.

                                    (3)     To approve the selection of  Ernst &
                                            Young,   LLP  as   the   independent
                                            Certified   Public   Accountants  to
                                            examine  the   Company's   financial
                                            statements.

                                    (4)     To transact  such other  business as
                                            may properly  come before the Annual
                                            Meeting, or any adjournment thereof.

RECORD DATE. . . . . .                      Holders  of Common  Shares of record
                                            at the  close of  business  on March
                                            26,  2001 are  entitled to notice of
                                            and  to  vote  at  the  meeting.   A
                                            complete   list   of    stockholders
                                            entitled   to  vote  at  the  Annual
                                            Meeting for any  purpose  germane to
                                            the Annual Meeting will be available
                                            for  examination  at  the  Company's
                                            principal  executive offices located
                                            at  1650  Meadow  Wood  Lane,  Reno,
                                            Nevada  during   ordinary   business
                                            hours  for a period  of at least ten
                                            (10)  days   prior  to  the   Annual
                                            Meeting  and will also be  available
                                            for   inspection   at   the   Annual
                                            Meeting.

ANNUAL REPORT. . . . .                      The Annual Report of the Company for
                                            2000, which is not part of the proxy
                                            solicitation  will be  mailed to all
                                            stockholders.   This  Annual  Report
                                            contains a cover letter and the Form
                                            10-KSB Annual Report.

PROXY VOTING . . . . .                      It is important  that your shares be
                                            represented  and voted at the Annual
                                            Meeting. MARK, SIGN, DATE AND RETURN
                                            PROMPTLY the enclosed  proxy card in
                                            the postage paid envelope  furnished
                                            for that  purpose.  Any Proxy may be
                                            revoked in the manner  described  in
                                            the accompanying  Proxy Statement at
                                            any time  prior to its  exercise  at
                                            the meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSONS, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                                FILMWORLD, INC.

                                            /s/ Mark T. Cullen, M.D.
                                            ------------------------
                                                Mark T. Cullen, M.D
                                                President

Reno, Nevada
March 26, 2001

                              1650 Meadow Wood Lane
                               Reno, Nevada 89502
                            (775) 829-1310 Telephone
                               Fax (775) 829-1351


--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


These proxy materials are furnished in connection with the solicitation by the Board of Directors of FILMWORLD, INC., a Nevada corporation, ("FilmWorld" or the "Company") of proxies to be used at the 2001 Annual Meeting of Shareholders of the Company and at any adjournment thereof.

You are cordially invited to attend FilmWorld's Annual Meeting of Shareholders on Monday, April 9, 2001, beginning at 10:00 o'clock a.m., local time, at 1650 Meadow Wood Lane, Reno, Nevada. Shareholders will be admitted beginning at 9:30 a.m.

This Proxy Statement and accompanying forms of proxy and voting instructions are being mailed to holders of capital stock on the record date, which is the close of business on Monday, March 26, 2001 (the "Record Date").

PROXIES:
--------

Your vote is important. Because many shareholders cannot personally attend the Annual Meeting, it is necessary that a large number be represented by proxy. Shareholders may sign, date and mail their proxies in the postage-paid envelope provided.

Proxies may be revoked at any time before they are exercised by written notice to the Corporate Secretary, by timely notice of a properly executed later dated proxy or by voting in person at the Meeting.

Voting your proxy by mail will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker, bank or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the person named in the enclosed form of proxy and acting thereunder will have the discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. FilmWorld does not currently anticipate that any other matters will be raised at the Annual Meeting.

SHAREHOLDERS ENTITLED TO VOTE:
------------------------------

Holders of record of the Company's capital stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

On March 26, 2001, there were 22,712,800 shares of capital stock outstanding. Each share is entitled to one (1) vote on each matter properly to come before the meeting.

REQUIRED VOTE:
-------------

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

A majority of the outstanding stock is required to approve the merger of the subsidiary into FilmWorld, Inc. with a corporate name change to SulphCo.

A plurality of votes duly cast is required for the election of Directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non- votes" are not counted for purposes of the election of Directors.

The affirmative vote by the holders of the majority of the capital stock present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the Annual Meeting.

COST OF PROXY SOLICITATION:
---------------------------

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by officers, directors or employees of the Company in person or by telephone, facsimile transmission, telegram or electronic transmission.

In accordance with the regulations of the SEC, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy material to the beneficial owners of the capital stock of the Company.

ITEMS OF BUSINESS FOR THE SHAREHOLDERS MEETING:
-----------------------------------------------

VI.      MERGER
         ------

The Company will merge its wholly-owned subsidiary GRD, Inc., doing business as SulphCo, Inc., into the Company and change the corporate name to SulphCo, Inc. which will more clearly reflect the business operations of the Company. Management views this merger as a general "housekeeping" matter. The Company already owns all of the issued and outstanding shares of GRD, Inc. Accordingly, the merger will not result in any transfer of value to the Company's security holders. The terms of the merger provide that the Company will be the surviving entity and that the Company's name will be changed to SulphCo, Inc. The shares of GRD, Inc.'s common stock now owned by the Company will be retired and no additional shares of the Company's common stock will be issued as part of this merger. A majority of the outstanding stock voting in favor of the merger is required to ratify and adopt the merger plan.

The Board of Directors recommends that the shareholders vote for the merger of the Company's subsidiary into the Company and that the corporate name of the Company be changed from FilmWorld, Inc. to SulphCo, Inc.

VII.     ELECTION OF DIRECTORS:
         ---------------------

The present Board of Directors consists of four (4) individuals who are currently serving in that capacity.

The person, Mark T. Cullen, M.D., named in the enclosed proxy, intends to vote such proxy for the election of the five (5) nominees named below, unless the shareholder indicates on the proxy card that the vote should be withheld from any or all of such nominees. Each nominee elected as a director will continue in office until his or her successor has been duly qualified and elected, or until his or her earlier death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as directors at the Annual Meeting:

                           Dr. Rudolph Gunnerman
                           Dr. Mark T. Cullen
                           Harry Holman
                           Joseph W. Sutton
                           Alexander H. Walker, Jr.

The Board of Directors recommends a vote for the election of the above named nominees as directors.

The Company expects each nominee for election as a director at the Annual Meeting to be able to accept such nomination. If any nominee is unable to accept such nomination, proxies will be voted in favor of the remainder of those nominated and may be voted for a substitute nominees. All of such nominees are currently directors. Set forth below is the principal occupation of, and certain other information regarding such nominees:

--------------------------------------------------------------------------------

                                    NOMINEES

--------------------------------------------------------------------------------

         Dr. Rudolph Gunnerman, Director and the Company's Chairman of the Board, is a 72-year-old entrepreneur who studied mathematics and physics at the University of Munich, Germany before he immigrated to the United States. Dr. Gunnerman has invented a series of successful technologies, including fireproof building materials and wood pellets. Thereafter, in his quest to reduce Nitrous Oxide, a major source of ozone depletion, Dr. Gunnerman invented A-55 C lean Fuels and is currently Chairman of Clean Fuels Technology, Inc. Dr. Gunnerman holds three honorary doctorate degrees. Dr. Gunnerman has loaned $250,000.00 to pay the current debts of the Company.

         Dr. Mark T. Cullen is 44 years old and a Director and the Chief Executive Officer and President of the Company. He received his B.S. in Chemistry and pursued a medical career. After receiving his M.D. degree he did post graduate work at Yale University, first as a Post Doctoral Research Fellow, then as Resident and Fellow in the Department of Obstetrics and Gynecology. He was director of The Fetal Diagnostic Program at the University of Florida at Jacksonville and Director of Obstetrics and Gynecology, Florida Hospital. Dr. Cullen was Associate Clinical Professor at the University of Nevada and Medical Director of Obsterix, Nevada. (NASD). He is currently Chairman of the Board of NewStem, a startup biotech firm and Director of Idria Oil and Gas, Inc., Geneva Switzerland. Dr. Cullen has authored 26 peer review papers and contributed to several chapters in medical books and is also member of Sterling's Who's Who.

         Joseph W. Sutton, age 54, was appointed a director by the Board of Directors of the Company in February of 2001. Mr. Sutton recently retired as Vice Chairman of Enron Corp. Enron Corp. is an energy and communications company with its home office located in Houston, Texas. Enron produces electricity and natural gas; develops, constructs and operates energy facilities worldwide; delivers physical commodities and financial and risk management services to customers around the world; and is developing a leading broadband services business. Prior to departing Enron, Mr. Sutton was a member of the three man Office of the Chairman of Enron Corp. In this rose, Mr. Sutton was responsible for the oversight of Enron's retail business (Enron Energy Services), Enron's full range international businesses, Enron Construction and Engineering Company, all of Enron's North America pipelines, Enron's Global E&P Business, Enron's
Investment Partners, Enron Wind Company, and a large portion of Enron's Wholesale Energy business. During his time as Vice Chairman, Enron formed its new Broadband Services business and introduced Enron OnLine. Before joining Enron, Mr. Sutton was a career officer in the U.S. Army. Mr. Sutton holds B.B.A., M.S. and M.B.A. degrees from Ohio, Indiana and Long Island Universities. He currently serves on the US-India Business Council, EXIM Advisory Committee, the Board of Directors of the Boy Scouts, Cynthia Woods Mitchell Pavilion Board, Ohio University-School of Business Executive Advisory Board, and Houston Minority Business Council - Executive Advisory Board, among several others. He also served on several Enron affiliate boards of directors throughout the world and was a member of the Executive and Management Committee of Enron Corp.

         Alexander H. Walker, Jr., age 74, is the Secretary and a Director of the Company. Mr. Walker has served as a Director since July 1, 1999. He was elected as Secretary of the Company on December 18, 2000. He received his B.A. from Waynesburg College in 1950 and his J.D. from the University of Pittsburgh School of Law in 1952. Since 1956, Mr. Walker has been a practicing attorney, which practice has included trial and transactional work, with an emphasis on corporate securities matters. After serving as the Attorney Advisor for the Division of Corporate Finance in Washington, D.C. from 1954 to 1955, Mr. Walker served as the Attorney in Charge of the Salt Lake City, Utah Branch of the United States Securities and Exchange Commission from 1955 to 1956. From 1956 through the present, Mr. Walker has maintained a private practice. He maintains licenses in both Utah and Pennsylvania.

         Harry Holman, age 65, has been an active participant in the security business, specializing in bringing private companies public on the stock exchange. Mr. Holman has been a consistent top producer over the last 30 years with three New York stock exchange firms. In 1980, he was awarded the National Account Executive of the Year at Birr Wilson & Co. Mr. Holman recently retired in November 2000 as First Vice President with the firm Dain Rauscher. Mr. Holman is the former owner and president of several private business enterprises. Mr. Holman is a graduate of the University of Southern California in 1957 with a Bachelor of Science degree in business administration. He is founder of the Northern Nevada University of Southern California Alumni Club.

SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS:
-------------------------------------------

The following table sets forth information concerning the beneficial ownership of the Company's capital stock as of March 20, 2001 for (a) each director and each of the nominees for director; (b) each of the officers; and (c) directors and executive officers as a group:

                                                              Number of
Name - Ownership                                            Common Shares             Percent
----------------                                            -------------             -------
Rudolph Gunnerman, Chairman of the Board                      12,700,000                55.9%
5250 Neil Road, Suite 303
Reno, NV 89502
(a)(b)(c)

Mark T. Cullen, President, CEO and Director                    2,120,000                09.3%
5250 Neil Road, Suite 303
Reno, NV 89502
(a)(b)(c)

Alexander H. Walker, Jr., Secretary and Director                299,4321                01.3%
50 West Liberty Street, Suite 880
Reno, NV 89501
(a)(b)(c)

--------

1Such shares are beneficially owned by Alexander H. Walker, Jr., Secretary and a Director of FilmWorld, Inc., through his ownership and control of Hidden Splendor Resources the registered owner of record of the 299,432 shares.


                                                              Number of
Name - Ownership                                            Common Shares             Percent
----------------                                            -------------             -------

Paul Knuaff, CFO and Treasurer                                       300(2)      Less than 1%
5250 Neil Road, Suite 303
Reno, NV 89502
(b)

Joseph W. Sutton, Director                                       400,000(3)             01.7%
1650 Meadow Wood Lane
Reno, NV 89502
(a)(c)

All Directors and                                             15,519,732                68.3%
Officers as a Group

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file reports of holdings and transactions in the Company's common shares with the SEC. Based on Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers with respect to the Company's calendar year ending December 31, 2000 were complied with.

COMPENSATION OF DIRECTORS:
--------------------------

                           SUMMARY COMPENSATION TABLE
                                                                    Long Term
Name of Officer and        Fiscal                Other Annual      Compensation
Principal Position         Year     Salary       Compensation     Awards-Options
------------------         -----    ------       ------------     --------------

Rudolph Gunnerman          2000     $ None          $ None           7,500,000
Chairman of the            1999     $ None          $ None                None
the Board and Director     1998     $ None          $ None                None

Mark T. Cullen             2000   $ 50,001          $ None           1,000,000
President and CEO          1999     $ None          $ None                None
and Director               1998     $ None          $ None                None
--------

         (2) Such shares ar owned by McDermitt Investment Company, a corporation owned and controled b Mr. Knauff's wife.

         (3) Such shares are owned beneficially by Joseph W. Sutton through his ownership and control of Sutton Bentures Group, the registered owner of the shares.

                                                                    Long Term
Name of Officer and        Fiscal                Other Annual      Compensation
Principal Position         Year     Salary       Compensation     Awards-Options
------------------         -----    ------       ------------     --------------
Alexander H. Walker, Jr.   2000     $ None          $ None           1,000,000
Secretary and Director     1999     $ None          $ None                None
                           1998     $ None          $ None                None

Paul Knauff                2000     $ None         $ 1,000             106,000
Chief Financial Officer    1999     $ None          $ None                None
and Treasurer              1998     $ None          $ None                None

The amount listed as other annual compensation for Paul Knauff in the year 2000 represents amounts the Company pays in a monthly fee to McDermitt Investment Company, Inc. Mr. Knauff's wife owns and controls McDermitt Investment and this monthly fee is intended as partial compensation to Mr. Knauff for his services to the Company. Pursuant to the agreement between the Company's subsidiary, SulphCo. and McDermitt Investment, the Company pays McDermitt $1,000 per month plus an amount equal to $20.83 per hour for each hour Mr. Knauff performs his duties as SulphCo., which includes 5 days of paid holidays each year and 10 days of paid vacation each year. The agreement between SulphCo. and McDermitt is for a period of 12 months beginning November 16, 2000 and ending November 15, 2001. Also, the 106,000 shares of the Company's common stock subject to the option listed for Mr. Knauff in 2000 are subject to an option granted McDermitt Investment Company, Inc.

On December 4, 2000, the Company issued 20,000,000 shares of its common stock in accordance with the terms of an Exchange Agreement between the Company and GRD, Inc. (doing business as SulphCo) as follows:

Registered Owner                                          No. Shares
----------------                                          ----------

Rudolph Gunnerman, Chairman of the Board & Director       12,000,000
Kristina Gunnerman(4)                                      2,000,000
Peter Gunnerman(5)                                         2,000,000
Alex Paior                                                 2,000,000
Mark T. Cullen, President, CEO and Director                2,000,000

Dr. Gunnerman was granted by the Board a two year option to purchase an additional 7,500,000 shares of common stock at $0.50 per share, which was one-half of the market price on December 4, 2000; Dr. Cullen was granted by the Board a two year option to purchase an additional 1,000,000 shares of stock at $0.50 per share, which was one-half of the market price on December 4, 2000; Alexander H. Walker, Jr., Secretary and a Director of the Company, was granted by the Board a two year option to purchase 1,000,000 shares of stock at $0.50 per share, which was one-half of the market price on December 4, 2000; and Paul Knauff, Chief Financial Officer of the Company, was granted by the Board a two year option through McDermitt Investment Company to purchase 106,000 shares of stock at $0.50 per share, which was one-half of the market price on December 4, 2000, all of which were given as compensation for services rendered to the Company. Paul

--------
(4)Daughter of Rudolph Gunnerman who is not an officer or director of the Company.
(5)Son of Rudolph Gunnerman who is not an officer or director of the Company.

Knauff has a contract with the Company through McDermitt Investment Company, Inc., which his wife owns and controls, whereby the Company pays $1,000 per month plus an amount equal to $20.83 per hour for each hour Mr. Knauff performs his duties as the Chief Financial Officer for the Company and is intended as partial payment for those services. The agreement with McDermitt is for a period of 12 months beginning November 16, 2000 and ending November 15, 2001.

COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------

The Company has a standing Audit Committee and intends to form a Finance Committee.

The Company currently does not have a standing Nominating Committee. The duties of the Finance Committee will include functions similar to those of a compensation committee.

Finance Committee

The Board will have a Finance Committee. The members of the Finance Committee will be Alexander H. Walker, Jr., who will serve as Chairman, Harry Holman and Joseph W. Sutton. The Finance Committee will make recommendations to the full Board as to compensation of senior management and will determine the executives who are to receive options and the number of shares subject to each option. The Finance Committee will meet not less than once every calendar year.

Audit Committee

The Board has an Audit Committee. The members of the Audit Committee are Alexander H. Walker, Jr., Chairman, Harry Holman and Joseph W. Sutton. The Audit Committee meets at least once per year in advance of the Annual Meeting of Stockholders of the Company with the Company's independent auditors. As of the date of this Proxy Statement, the Audit Committee has not held a meeting. The Audit Committee acts as a liaison between the Board and the independent auditors and annually recommends to the Board the appointment of the independent auditors. The Audit Committee reviews with the independent auditors the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of the Company's internal accounting controls.

The directors and officers of the Company, other than Messrs. Joseph W. Sutton, Alexander H. Walker, Jr. and Harry Holman, are active in its business on a day-to-day basis. No family relationships exist between any of the directors and officers of the Company.

The Company's Board of Directors has not yet adopted a written charter for the Audit Committee.


Audit Committee Report

The Company's Audit Committee was formed in March 2001. The Company's most recent audited financial statements were issued prior to the formation of the Company's Audit Committee. Accordingly, the Company's Audit Committee has not reviewed and discussed the audited financial statements with management, nor has the Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. Because the Audit Committee only recently has been formed it has not received the written disclosures in the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees), as may be modified or supplemented, and has not discussed with the Company's independent accountant the independent accountant's independence.

Because a formal Audit Committee only recently has been formed, the Audit Committee made no formal recommendations to the Board of Directors regarding including the Company's most recent financial statements in the Company's annual report on Form 10- KSB.

The members of the Audit Committee are Alexander H. Walker, Jr., Chairman, Harry Holman and Joseph W. Sutton.


VIII. RATIFICATION OF SELECTION OF AUDITORS:
      --------------------------------------

The Board of Directors of the Company has selected Ernst & Young, Certified Public Accountants, to serve as independent auditors for the Company for the year ending December 31, 2001. The Board of Directors considers Ernst & Young to be eminently qualified.

Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

The Board of Directors recommends that stockholders vote FOR ratification of the selection of Enst & Young to examine the financial statements of the Company for the Company's fiscal year ending December 31, 2001. It is the intention of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

AUDIT FEES
----------

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the Company's financial statements included in the Company's Forms 10-QSB for the year 2000 totaled $3,000.00.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
------------------------------------------------------------

The Company incurred no financial information systems design and implementation fees for services rendered by the Company's principal accountant for the most recent fiscal year.

ALL OTHER FEES
--------------

The Company has not incurred fees for services rendered by the Company's principal accountant other than the audit fees described above. Accordingly, the Company's Audit Committee has not considered whether the provision of services other than audit services by the Company's independent accountant is compatible with maintaining the principal accountant's independence because the principal accountant has rendered no such services.

OTHER MATTERS
-------------

The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS
---------------------

Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company by January 31, 2002 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In the event that a stockholder fails to notify the Company by January 31, 2002 of an intent to be present at the Company's 2002 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

ANNUAL REPORT ON FORM 10-KSB
----------------------------

A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and financial statement schedules for the fiscal year ended December 31, 2000, which has been filed with the Securities and Exchange Commission, is being included with the mailing of this Proxy Statement.

DATED: March 26, 2001.
                                            /s/ Mark T. Cullen, M.D.
                                            ------------------------
                                                Mark T. Cullen, M.D.
                                                President and CEO

                                   PROXY CARD
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                               OF FILMWORLD, INC.
                              Monday, April 9, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark T. Cullen, M.D., as Proxy, with full power of substitution, to vote as directed all shares of FilmWorld, Inc. the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of FilmWorld, Inc. To be held at 1650 Meadow Wood Lane, Reno, Nevada at 10:00 o'clock a.m., Pacific Standard Time, on Monday, April 9, 2001. This Proxy Card authorize(s) Mark T. Cullen, M.D. to vote at his discretion on any other matters which may properly come before the Meeting or any adjournment thereof. If this card contains no specific voting instructions, my (our) shares will be voted "FOR" election of all nominees for Director, "FOR" ratification of the change of the Company's name from FilmWorld, Inc. to Sulphco, Inc. as a result of the merger of the subsidiary corporation into FilmWorld, Inc. And "FOR" selection of Ernst & Young as the Company's independent Certified Public Accountants.

(The Board of Directors recommends a vote "FOR")

1. Merger. The Board of Directors recommends a vote "FOR" the merger of the Company's subsidiary GRD, Inc. doing business as SulphCo, Inc. into the Company and the corporate name change from FilmWorld, Inc. to SulphCo, Inc.

                  FOR        AGAINST
                      ------         ------

2. Election of Directors. The Board of Directors recommends a vote "FOR" the nominees listed below:

         FOR all nominees listed below.
                                        ----
         WITHHOLD AUTHORITY to vote listed below.
                                                  ---
         *EXCEPTIONS
                        ----

Nominees: DR. RUDOLPH GUNNERMAN, DR. MARK T. CULLEN, HARRY HOLMAN, JOSEPH W. SUTTON AND ALEXANDER H. WALKER, JR.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" line and write that nominee's name in the space provided below.)

* Exceptions
            -------------------------------------------------------
3. Certified Public Accountant. The Board of Directors recommends a vote "FOR" the selection of Ernst & Young as the Company's independent Certified Public Accountants to examine the Company's financial statements.

         FOR       AGAINST
             -----         -----

4. Other Business. Such other business as may properly come before the meeting.

         FOR       AGAINST
             -----         -----

To change your address, please mark here and correct your address as it appears.

--------------

PLEASE SIGN EXACTLY AS NAME OR NAMES APPEAR ON THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN, GUARDIAN OR CORPORATE OFFICER, GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

Dated:              , 2001
       -------------                       -----------------------------------
                                              (Signature of Shareholder)

                                           -----------------------------------
                                              (Signature of Shareholder)

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.
----